SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934

    Filed by the Registrant |X|
    Filed by a Party other than the Registrant |_|
    Check  the   appropriate   box:
    |_|   Preliminary   Proxy  Statement
    |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    |_|   Definitive  Proxy  Statement
    |X|   Definitive  Additional Materials
    |_|   Soliciting  Material  Pursuant to Section  240.14a-11(c)  or
          Section 240.14a-12

    J.C. Nichols Company
       (Name of Registrant as Specified In Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

       Payment of Filing Fee (Check the appropriate box):

    |X|   No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid

      |_| Fee paid previously with preliminary materials.
      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:







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                          [J.C. Nichols Letterhead]


May 15, 1997

To Our Shareholders:

      This letter is written to supplement the May 5, 1997 Proxy Statement (the "Proxy Statement") forwarded to you previously by the Board of Directors of the J.C. Nichols Company (the "Company"). On behalf of the Board, I wanted to bring to your attention three separate matters.

      Reporting Company Status
      On May 6, 1996, the Securities and Exchange Commission confirmed for the Company that its registration of common stock is now effective and the Company is subject to the requirements of the Securities Exchange Act of 1934. This event is good news, as the Company can now complete its efforts to cause its common stock to be listed on the NASDAQ SmallCap Market. The Company hopes to obtain that listing status in the near future.

      Unsolicited Letter
      On May 9, 1997, I received an unsolicited letter from Realty Capital Corporation ("ReCC") proposing discussions regarding the purchase by ReCC of all of the outstanding stock of the Company at a price of $26 per share, or some higher price that "would likely be below the bid price." For your information, the range of bid prices for the Company's stock from May 1 to May 14 was between $30 and $31. The letter from ReCC requires an unspecified "due diligence" investigation of the Company, negotiation of unspecified terms of a binding agreement, and gives no information as to timing of the proposed transaction or any other terms.

      You may recall that an entity affiliated with ReCC was introduced to the Company in the Spring of 1995 by the Company's former CEO, Mr. Lynn McCarthy. At that time, an affiliate of ReCC, and then ReCC, proposed a deal pursuant to which Mr. McCarthy and ReCC would acquire control of the Company. That deal was never formally considered after the 1995 shareholder litigation was settled and new management was retained by the Company. The most recent letter from ReCC does not indicate the extent to which Mr. McCarthy may be involved.

      The Board of Directors of the Company has rejected the offer to enter into such discussions. I should note that the price proposed by ReCC is less than the December 31, 1996 appraisal of $35.00 per share done for purposes of the Company's Employee Stock Ownership Plan (the "ESOP") and is less than the price at which the Board agreed to purchase in January 1997 the minority interest held by AHI Metnall LP. Please know that neither management nor the Board has taken any action to encourage this or any other such proposal. The focus of current management and the Board for the past 18 months has been on developing and implementing a long term plan that will build significant value for our shareholders. The Company's 1996 performance shows that we are proceeding quickly and in the right direction.



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      ESOP Trustee Request
      INTRUST Bank, N.A. ("INTRUST") was recently retained as Trustee for the ESOP. INTRUST has noted that the Company expects to obtain in the near future listing privileges for its common stock on the NASDAQ SmallCap Market and has noted that when the Company's stock is so listed, the right to vote the shares of stock held by the ESOP will transfer to ESOP participants. INTRUST has also expressed the opinion that the participants and beneficiaries will benefit from delaying the vote on the proposed Amendment and Restatement of the Company's Articles of Incorporation (which proposal is described in the Proxy) ("Proposal") at least until the right to vote the shares held by the ESOP is clearly vested in such participants and beneficiaries. Out of deference to the desire of INTRUST to permit the ESOP beneficiaries and participants to vote on this important matter, the Company's Board of Directors has decided to withdraw the Proposal from consideration at the May 28, 1997 Annual Meeting. However, because the Board considers the Proposal to be in the best interest of the shareholders of the Company, the Board will call a special meeting of shareholders in the near future so the proposed amendments to the Articles of Incorporation can be considered. The Board is confident, particularly in light of recent events, that such amendments are appropriate for the Company and will permit the Board to be significantly better equipped to protect shareholder interests.

      Annual Meeting
      The Annual Meeting will still be held on Wednesday, May 28, 1997 at 10:00 a.m. at the Crowne Plaza Hotel, 4445 Main Street, Kansas City, Missouri. We will simply conduct less business than originally contemplated.

      The enclosed revised Proxy replaces the Proxy sent to you earlier (the "Original Proxy"). If you have already completed and returned an Original Proxy, your shares will be voted at the Annual Meeting in the manner specified on your Original Proxy as to the items to be considered at the meeting. If you have not yet voted or desire to change your vote, I encourage you to use the enclosed Revised Proxy at your earliest convenience.


                               On behalf of the Board of Directors,



                               /S/ Barrett Brady
                               Barrett Brady,
                               President and Chief Executive Officer


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






REVISED PROXY                                                    REVISED PROXY

                          J.C. NICHOLS COMPANY

     This Revised Proxy Is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Barrett Brady and William K. Hoskins, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all the shares of Common Stock of J.C. Nichols Company the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 28, 1997, or any adjournment or postponement thereof. Executing, signing and delivery this revised proxy revokes all prior proxies given by the undersigned.

IF YOU HAVE NOT VOTED OR YOU DESIRE TO CHANGE YOUR VOTE PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED PREPAID ENVELOPE. IF YOU HAVE VOTED ON THE PRIOR PROXY CARD AND DO NOT WISH TO CHANGE YOUR VOTE IT IS NOT NECESSARY TO RETURN THIS PROXY.

              (Continued and to be signed on the reverse side)

      |X|  Please mark you votes
           as in this example



FOR all listed   AUTHORITY WITHHELD     The Board of Directors recommends a vote
Nominees       For all listed Nominees  for election of the following nominees:

Election |_|   |_|              Nominee:   Barrett Brady
of Directors                                 Kay N. Callison
                                             William V. Morgan

     FOR all listed Nominees, except vote(s)
     withheld for the following Nominee(s):

     ______________________________________

The Board of Directors recommends a vote FOR the following proposal:

                                   FOR          AGAINST        ABSTAIN

                                   |_|            |_|            |_|

                         Ratification of the selection of KPMG Peat Marwick LLP as the Company's independent auditors for 1997.

                         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and all matters incident to the conduct of the meeting.

                         This Revised Proxy, when appropriately executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is provided, this proxy will be voted in such a manner as to ensure election of the maximum number of directors from the nominees listed in the proxy statement and FOR the selection of KPMG Peat Marwick LLP as the Company's independent auditors for 1997.

                         IF YOU HAVE NOT VOTED OR DESIRE TO CHANGE YOUR VOTE PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS REVISED PROXY IN THE ENVELOPE PROVIDED.










Signature(s)__________________ _____________________________  Dated:_____, 1997
Note: Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership's name by authorized person.




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